Refundable Deposit for Investment	12 Months Ended
Dec. 31, 2025
Refundable Deposit for Investment [Abstract]
REFUNDABLE DEPOSIT FOR INVESTMENT

12. REFUNDABLE DEPOSIT FOR INVESTMENT

The balance represented loans to Shanghai Lingneng Electricity Selling Co., Ltd. (“SH Lingneng”) for its operations pursuant to loan agreements entered into in 2019, bearing an interest rate of 3% per annum. Subsequently in August 2023, the Company entered into a term sheet, the result of which would be the investment into SH Lingneng’s interest equity (“Transaction”). Final terms and arrangements of this potential Transaction would be determined on Share Purchase Agreement (“SPA”), Shareholders’ Agreement (“SHA”), Memorandum of Association (“MA”) and other documents associated with the Transaction. As of December 31,2022, the balance of the refundable deposit for investment is RMB80,183, the Company has recovered RMB7,409 of the refundable investment funds in 2023, and the balance of the refundable deposit for investment is RMB72,774 (US$10,250) as of December 31,2023. On February 28, 2024, the Company entered into an investment termination agreement, pursuant to which Shanghai Lingneng shall pay no less than one third of the total amount per annum in the following three years. During the year ended December 31, 2025, the Company has received a refund of RMB39,745 (US$5,655).